UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                           --------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                           --------------------------

       Date of Report (Date of earliest event reported): August 19, 2004
                           --------------------------



                             MARCONI CORPORATION PLC

             (Exact name of registrant as specified in its charter)

                           --------------------------



      England and Wales                 33-12430                    xxx
 ----------------------------   ------------------------    -------------------
(State or other jurisdiction    (Commission File Number)      (I.R.S. Employer
     of incorporation)                                       Identification No.)


       New Century Park, PO Box 53,
       Coventry, CV3 1HJ

       ----------------------------------------          ----------
       (Address of principal executive offices)          (Zip Code)


               Registrant's telephone number, including area code:


               ---------------------------------------------------
          (Former name or former address, if changed since last report)



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Item No. 5     Press release dated 19 August, 2004 - Further Notes Repurchase

Press enquiries:
David Beck, tel: 0207 306 1490; email: david.beck@marconi.com

Investor enquiries:
Heather Green, tel: 0207 306 1735; email: heather.green@marconi.com


                            MARCONI CORPORATION PLC

           MARCONI ANNOUNCES FURTHER $73 MILLION NOTES REPURCHASE AND
               NOW EXPECTS FULL NOTES PAYDOWN ON 1 SEPTEMBER 2004

                  8% GUARANTEED SENIOR SECURED NOTES DUE 2008
                             CUSIP No. : G58129AA8
                            ISIN No. : XS0166109412

   -$73.0 million (approximately GBP40.1 million) Senior Notes repurchase agreed
   -Total cash outlay, excluding accrued interest and fees $80.8 million
    (approximately GBP44.4 million)
   -Previously announced mandatory redemption following Outside Plant & Power disposal, due 1 September 2004, now expected to complete paydown of Senior Notes

London - 19 August 2004 - Marconi Corporation plc (LSE: MONI; NASDAQ: MRCIY) announced today that it had agreed to repurchase a further $73.0 million (approximately GBP40.1 million) principal amount of Marconi 8% Guaranteed Senior Secured Notes due 2008 ("Senior Notes") for a total cash outlay, excluding accrued interest and fees, of $80.8 million (approximately GBP44.4 million) in open market transactions.

Following settlement of this repurchase, due on 23 August, the previously announced further mandatory redemption of the Group's Senior Notes scheduled to take place on 1 September 2004 is now expected to complete the paydown of the Senior Notes.

The repurchases were undertaken by Marconi Corporation plc. Under the terms of the Group's Senior Notes indenture, the repurchased Notes will be cancelled within 90 days and may not be re-issued or resold to any third party.

(Exchange rate, GBP1 = USD 1.82)

ENDS/...

About Marconi Corporation plc

Marconi Corporation plc is a global telecommunications equipment, services and solutions company. The company's core business is the provision of innovative and reliable optical networks, broadband routing and switching and broadband access technologies and services. The company's customer base includes many of the world's largest telecommunications operators.

The company is listed on the London Stock Exchange under the symbol MONI and on the Nasdaq under the symbol MRCIY.
Additional information about Marconi Corporation can be found at www.marconi.com.

Copyright (c) 2004 Marconi Corporation plc. All rights reserved. All brands or product names are trademarks of their respective holders.

This Press Release contains certain statements that are not historical facts, including statements about Marconi's expectations and beliefs and statements with respect to its business plan and other objectives. Such statements are forward-looking statements. These statements typically contain words such as "intends", "expects", "anticipates", "estimates" and words of similar import. Undue reliance should not be placed on such statements, which are based on Marconi's current plans, estimates, projections and assumptions. By their nature, forward-looking statements involve risk and uncertainty because they relate to events and depend on circumstances which may occur in the future. There are a number of factors that could cause actual results and developments to differ materially from those expressed or implied by such forward-looking statements. These factors include, but are not limited to future revenues being lower than expected; increasing competitive pressures within the industry; general economic conditions or conditions affecting the relevant industries, both domestically and internationally, being less favourable than expected. Marconi has identified certain important factors that may cause actual results to differ materially from those contained in these forward-looking statements as described in Marconi's Form 10-K annual report filed with the US Securities and Exchange Commission. Marconi disclaims any obligation to publicly update or revise these forward-looking statements, whether to reflect new information or future events or circumstances or otherwise.





                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       MARCONI CORPORATION PLC



                                       By:     ____M Skelly____

                                       Name:   M Skelly
                                       Title:  Company Secretary


Date: August 19, 2004